Corporate Presentation March 6, 2017 Exhibit 99.2

This presentation includes forward-looking statements that reflect our current views with respect to, among other things, our operations and financial performance. These forward-looking statements are included throughout this presentation. We have used the words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable” and similar terms and phrases to identify forward-looking statements in this presentation. The forward-looking statements contained in this presentation are based on management’s current expectations and are subject to uncertainty and changes in circumstances. We cannot assure you that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond our control. We believe that these factors include but are not limited to those described in our prospectus dated September 20, 2016, filed with the Securities and Exchange Commission (the “SEC”), in our quarterly report filed with the SEC on Form 10-Q for the three months ended Sept. 30, 2016, and in any subsequent filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions we may make. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws. Forward Looking Statements

Technology platform for transforming nitric oxide into new chemical entities and product candidates for a host of skin diseases SB204 – Lead asset in Phase 3 clinical development Completed two Phase 3 pivotal trials in 1Q 2017 with SB204, 4% once-daily p<0.05 on all three co-primary endpoints in one trial, demonstrated statistical significance on only one of three in the second trial pre-NDA meeting planned for 3Q 2017 Aiming to be the first New Chemical Entity approved for the treatment of acne in over 20 years Pipeline of product candidates designed to leverage nitric oxide’s multiple mechanisms of action for dermatological indications SB206 – Anti-viral (Genital Warts → EOP2 Meeting with FDA planned for 2Q 2017) SB208 – Anti-fungal (Onychomycosis / Tinea pedis → Phase 2 TLRs 2Q 2017) SB414 – Anti-inflammatory (Psoriasis → Phase 2 program initiation 2Q 2017) Senior leadership team and experienced board of directors positioned to create a commercially successful leader in dermatology Overview

Experienced Leadership Management Team Nathan Stasko, PhD Chief Executive Officer, Director Richard Peterson Chief Financial Officer Brian Johnson, MBA Chief Commercial Officer M. Joyce Rico, MD, MBA Chief Medical Officer Stan Hollenbach, JD VP, Research and Nonclinical Development Kevin Barber, PhD, RAC VP, Regulatory Affairs Board of Directors Robert Ingram Chairman W. Kent Geer Audit Committee Chair Robert Keegan Comp Committee Chair Kelly Martin Independent Director Sean Murphy Independent Director John Palmour, PhD Independent Director

Our Nitric Oxide Pipeline Our focus on these five indications targets disease burden in >150M individuals in the US and >1.5B individuals globally. Product Candidates Indication Target Preclinical / Phase 1 Phase 2 Phase 3 Anticipated Milestones SB204 Acne Vulgaris P. acnes, IL-1, IL-17 Pre-NDA meeting with FDA in 3Q17 SB206 Genital Warts HPV End-of-Phase 2 meeting with FDA in 2Q17 SB208 Onychomycosis Fungi Report top-line results from Phase 2 T. pedis trial in 2Q17 SB414 Psoriasis IL-1, IL-17 File IND in 2Q17 and initiate Phase 2 trial Complete preclinical studies in 2H17 SB414 Atopic Dermatitis S. aureus, IL-4

Nitric Oxide Platform Overview

Science – Breakthrough of the Year (1992) Nobel Prize in Medicine (1998) >100,000 peer reviewed manuscripts Broad Spectrum Antimicrobial Anti-bacterial Anti-viral Anti-fungal Immunomodulatory Agent Decreases key biomarkers for inflammation Inhibits T cell proliferation Results in NO-derived regulatory T-cells Nitric Oxide Mechanisms of Action Nitric oxide plays a vital role in the natural immune system response against microbial pathogens and is a critical regulator of inflammation.

Nitricil Technology

- **Stable storage**
  - Drugable form of nitric oxide with shelf-life stability
- **Therapeutic quantities**
  - High loading capacity previously unachievable
- **"Tunability"**
  - pH-controlled hydrolysis that releases nitric oxide
- **Engineered macromolecule**
  - Targets nitric oxide delivery to the skin
  - Minimizes systemic exposure
  - Reduces backbone toxicity



New Chemical Entity (NCE)
H_2O
NO•
NO•
NO•
NO•
NO•
NO•
NO•

Our Nitricil technology overcomes the challenges associated with nitric oxide delivery to create macromolecular new chemical entities.

8

Formulation Science Cosmetic Elegance FDA’s IID For Topical Use Irritation Potential Compatibility with Nitricil In vitro Release Shelf-life Stability Product Candidates (SB204) Nitricil based NCEs Our goal is to balance the need for safe and effective delivery of nitric oxide with physician and patient preferences for formulation aesthetics.

Our Nitric Oxide Platform


N
O
Nitric Oxide
Nitricil Technology
Proprietary chemistry that stores large amounts of nitric oxide in solid form
Macromolecular NCEs
Formulation Science
Indication specific formulations with differentiated nitric oxide release rates
Drug Candidates
SB204
SB206
SB208
SB414

Over 100 patents and applications encompassing Nitricil-based NCEs and formulated drug candidates create long runways for product exclusivity.

10

Summary of Intellectual Property Portfolio

Covered	Patent Life	Issued Patents (Pending Applications)
Nitricil™ Technology		
⊙ Composition of Matter ➤ Family of Compounds – 8,282,967 ➤ NVN1000 Composition – 8,956,658 ➤ NVN4000 Composition – 8,962,029	to 2026	**US, Japan, Australia** (US, Canada, EU)
⊙ Method of Manufacture	to 2032	**US, China, Switzerland, Germany, Spain, France, Great Britain, Ireland, Italy**
Formulation Science		
⊙ Formulation Composition and Manufacture ➤ Gels ➤ Ointments	to 2032*	**US** (US, Japan, China, Australia, Canada, Brazil, EU)
⊙ Admixture Composition ➤ Hydroalcoholic gels ➤ Creams	to 2034*	(US, Japan, China, Australia, Canada, Brazil, EU)
Therapeutic Uses		
⊙ E.g. Methods of Reducing Sebum Production	to 2031	**US, EU** (Japan, Korea, China, Mexico Australia, Canada, Brazil, EU)

**potential, if issued*

11

SB204 Potential First-in-Class Topical for the Treatment of Acne

Nitric Oxide and Acne

Pathogenic Factors in Acne

- *P. acnes*
- Inflammation
- Excess sebum
- Hyper-keratinization


Keratinocyte hyperproliferation
Bacterial colonization (*P. acnes*)
IL-1, IL-17
Inflammatory cell infiltration
Epidermis
Dermis
Sebocyte hyperproliferation
Hair follicle

Immunomodulatory and Antimicrobial Activity of Nitric Oxide in Acne

Nitric oxide inhibits the NLRP3 inflammasome, decreasing the downstream release of IL-1β and IL-17 as well as kills *P. acnes*


IL-1R
T_0
IL-1β
NO
TLR-2
NLRP3
Caspase
P. acnes bacteria
Pro-IL-1β
Th17
IL-17

Hanna-Leena Kelhälä et al. IL-17/Th17 Pathway is Activated in Acne Lesions. *PLoS One*. 2014;9(8): e105238.
Niedbala W et al. Regulation of Type 17 Helper T-Cell Function by Nitric Oxide During Inflammation *Proc Natl Acad Sci USA*. 2011;108(22):9220-9225.
Niedbala W et al. Nitric Oxide-Induced Regulatory T Cells Inhibit Th17 but Not Th1 Cell Differentiation and Function. *J Immunol*. 2013;191(1):164-170.
Qin M et al. Nitric Oxide Releasing Nanoparticles Prevent Propionibacterium Acnes Induced Inflammation by Both Clearing the Organism and Inhibiting Microbial Stimulation of the Innate Immune Response *J Invest Dermatol*. 2015;135(11):2723-2731.

13

SB204 SB204 Activating Hydrogel NVN1000 Alcohol Gel SB204 is a once-daily, fast-acting, cosmetically elegant topical gel that has completed two Phase 3 pivotal trials for the treatment of acne vulgaris Potential first-in-class topical treatment that has shown evidence of efficacy against both inflammatory and non-inflammatory acne lesions Statistical significance at week 12 on all three co-primary endpoints in one of two pivotal trials: the proportion of patients with IGA success the absolute change in inflammatory lesions the absolute change in non-inflammatory lesions Good cutaneous tolerability and safety profile with no treatment-related SAEs in >3,200 patients dosed to date Pre-NDA meeting with the FDA targeted for 3Q 2017

>2,600 patients enrolled in two, identical studies across 110 sites in the US 1:1 randomization, SB204, 4% once-daily vs. Vehicle once-daily 12 weeks of treatment Inclusion Criteria Ages 9 and up Minimum 20 and no more than 40 inflammatory lesions on the face Minimum 25 and no more than 70 non-inflammatory lesions on the face IGA scores of either “moderate,” numerical score of 3, or “severe,” numerical score of 4 Co-Primary Endpoints Absolute change in inflammatory lesion counts from baseline to week 12; Absolute change in non-inflammatory lesion counts from baseline to week 12; Proportion of success according to the dichotomized IGA A patient is considered a success if the IGA at week 12 is either “clear,” with a score of 0, or “almost clear,” with a score of 1, and is at least two grades below the baseline score Phase 3 Pivotal Trial Design ClinicalTrials.gov Identifier: NCT02672332, NCT02667444

Patient Demographics and Disposition SB204 NI-AC301 (n = 652) Vehicle gel NI-AC301 (n = 654) SB204 NI-AC302 (n = 663) Vehicle gel NI-AC302 (n = 664) Age, years Mean 21.1 21.3 21.4 21.8 Min to max 10 - 65 10 - 66 9 - 64 9 - 73 Gender Male 38.7% 37.9% 38.0% 40.1% Female 61.3% 62.1% 62.0% 59.9% Mean Lesion Counts at Baseline Inflammatory Lesions 27.4 27.2 27.3 27.8 Non-Inflammatory Lesions 41.3 40.1 39.1 39.7 Baseline IGA Scores “Moderate” or a score of 3 85.6% 88.1% 90.3% 88.4% “Severe” or a score of 4 14.4% 11.9% 9.7% 11.6% Completed study Yes 571 (87.4%) 577 (88.2%) 576 (86.7%) 574 (86.2%) No 82 (12.6%) 77 (11.8%) 88 (13.3%) 92 (13.8%) Reason for discontinuation Subject request 30 (4.6%) 22 (3.4%) 27 (4.1%) 34 (5.1%) Lost to follow-up 33 (5.1%) 48 (7.3%) 52 (7.8%) 42 (6.3%) Adverse event 16 (2.5%) 2 (0.3%) 6 (0.9%) 2 (0.3%)

Administration-Site and Other Treatment Emergent Adverse Events SB204 NI-AC301 Vehicle gel NI-AC301 SB204 NI-AC302 Vehicle gel NI-AC302 General Disorders and Administration-Site Conditions Pain 21 (3.2%) 3 (0.5%) 14 (2.1%) 4 (0.6%) Erythema 11 (1.7%) 1 (0.2%) 10 (1.5%) 2 (0.3%) Pruritus 16 (2.4%) 3 (0.5%) 6 (0.9%) 4 (0.6%) Dryness 7 (1.1%) 2 (0.3%) 5 (0.8%) 1 (0.2%) Other TEAE ≥1% Nasopharyngitis 11 (1.7%) 10 (1.5%) 15 (2.3%) 18 (2.7%) Headache 5 (0.8%) 1 (0.2%) 10 (1.5%) 1 (0.2%) Number of subjects reporting adverse events

  SB204 Vehicle   Week 2 Week 12 Week 2 Week 12   Mild Mod Severe Mild Mod Severe Mild Mod Severe Mild Mod Severe Erythema 24% 9% 0% 19% 4% <1% 19% 6% 0% 15% 3% <1% Scaling 14% 1% 0% 9% 1% 0% 8% <1% 0% 6% <1% <1% Dryness 20% 4% <1% 17% 2% <1% 17% 2% 0% 15% <1% <1% Itching 11% 2% 0% 8% 2% <1% 9% <1% 0% 7% <1% <1% Burning/ Stinging 20% 3% <1% 11% <1% <1% 16% 2% 0% 9% <1% <1% Phase 3 Cutaneous Tolerability Evaluations Erythema, scaling, dryness, pruritus and burning/stinging scored at each visit as none, mild, moderate and severe Integrated NI-AC301 and NI-AC302 tolerability data recording incidence observed at weeks 2 and 12. In general, max severity occurred at week 2 and decreased over time.

Absolute changes in lesion count reduction are shown as LSMean *Intent-to-treat analysis. Missing data imputed using multiple imputation methodology. †In a modified ITT analysis excluding patients on oral contraceptive prescriptions with an acne indication, the absolute change in inflammatory lesions for NI-AC301 was statistically significant. Phase 3 Top Line Results – Co-Primary Endpoints NI-AC301 NI-AC302 ITT* (n = 1306) ITT* (n = 1327) Non-Inflammatory Lesion Reduction                 SB204 -15.4 -14.9 Vehicle -13.4 -12.3 p-value p=0.030 p=0.001 Inflammatory Lesion Reduction SB204 -12.1 -12.9 Vehicle -11.1 -10.6 p-value p=0.114† p<0.001 IGA Success SB204 13.4% 18.9% Vehicle 13.8% 14.3% p-value p=0.866 p=0.032 p=<0.05

Lesion Reduction for SB204 4% Once Daily Inflammatory Lesions Weeks Mean percent change from baseline Non-Inflammatory Lesions Weeks Mean percent change from baseline Intent-to-treat population. NI-AC302 SB204, 4% QD NI-AC301 SB204, 4% QD Phase 2b SB204, 4% QD The onset of action by week 4 and the magnitude of the efficacy demonstrated in all three studies is comparable and consistently strong * * * * * *p<0.05

Pre-Phase 3 TLR Post Phase 3 TLR Pre-NDA Meeting 3Q 2017 3Q 2017 NDA Submission 4Q 2017 1Q 2018 Approval and Launch 1H 2019 1H 2019 Ongoing Studies Long-Term Safety (NI-AC303) 3Q 2017 3Q 2017 2-Year Dermal Toxicology 4Q 2017 4Q 2017 Additional Clinical Studies* -- Additional Well-Controlled Trial Additional Clinical Dev Expenses* -- $13M – $15M SB204 Program Target Timeline *Actual timeline and expenses may vary following interactions with the FDA

SB206 Product Candidate for the Treatment of Viral Skin Infections

Human Papilloma Virus (HPV) Associated Warts HPV affects nearly 80 million Americans 14 million people become infected each year Over 100 subtypes, low and high risk strains Prevalence of warts in the US: Genital warts exceeds 500,000 people Common warts exceeds 3,000,000 people Infections can persist up to 2 years Currently, no FDA approved treatments with an anti-viral mechanism of action for the treatment of warts Both topical therapies and ablative procedures for genital warts remain largely ineffective in achieving long-term wart eradication Average recurrence rates range from 30% to 70%1 1Yanofsky et al. Expert Rev Dermatol. 2013;8(3):321-332.

HPV Associated Warts Market Opportunity

Viral Warts

4.2M Office Visits

External Genital Warts	Plantar Warts	Common Warts	Non-Specific Warts
700k Office Visits	1 M Office Visits	2 M Office Visits	500k Office Visits

- A significant number of patients suffer from cutaneous HPV-related infections.
- High Pricing* for EGW treatments and favorable reimbursement given unmet need
  - Aldara - $919 for 12 packets
  - Zyclara - $1,037 for 28 packets
  - Veregen - $1,125 for 30 grams
  - Generic imiquomod - $200-$664 for 24 packets
- Currently available EGW products are used to treat other types of warts, despite their potential for irritation, slow action and low efficacy.

24

*WAC Dec 2016
QuintilesIMS NDTI

novan®

Phase 2 Clinical Study of SB206

- **Phase 2 randomized, double-blind, vehicle-controlled trial in 107 patients assessing tolerability, safety and efficacy of SB206 gel* and vehicle gel (3:1 randomization) in subjects with external genital warts and perianal warts**



SB206 12% gel 1x/day
Cohort 4
SB206 8% gel 1x/day
Cohort 3
SB206 4% gel 2x/day
Cohort 1
SB206 4% gel 1x/day
Cohort 2
Vehicle gel 2x/day
Vehicle gel 1x/day
12 week treatment duration

Primary endpoint	Secondary endpoints include:
Proportion of patients at week 12 who are completely clear of warts present at baseline	Proportion of patients at week 12 who demonstrate a complete or partial clearance warts present at baseline Percent reduction of wart count at each assessment time point

*NVN1000 gel was co-administered topically with a buffered hydrogel, each supplied in 15-gram aluminum tubes to result in the final SB206 doses as dispensed.
ClinicalTrials.gov Identifier: NCT02462187

25

Phase 2 Patient Demographics and Disposition Vehicle gel QD/BID (n = 27) SB206 4% gel BID (n = 12) SB206 4% gel QD (n = 24) SB206 8% gel QD (n = 14) SB206 12% gel QD (n = 30) Gender, n (%) Male 19 (70.4%) 6 (50.0%) 16 (66.7%) 12 (85.7%) 23 (76.7%) Female 8 (29.6%) 6 (50.0%) 8 (33.3%) 2 (14.3%) 7 (23.3%) Age, years Mean 32.1 36.8 33.3 32.5 33.6 Min to max 21 - 48 24 - 47 19 - 45 22 - 43 19 - 48 Baseline wart count Mean (SD) 7.71 (6.75) 9.3 (5.93) 7.5 (5.05) 5.1 (2.6) 7.2 (5.58) Completed study, n (%) Yes 20 (74.1%) 8 (61.5%) 19 (79.2%) 9 (64.3%) 23 (76.7%) No 7 (25.9%) 5 (38.5%) 5 (20.8%) 5 (35.7%) 7 (23.3%) Reason for discontinuation, n (%) Adverse event 0 (0.0%) 3 (25.0%) 0 (0.0%) 0 (0.0%) 1 (3.3%) Lost to follow-up 6 (22.2%) 1 (8.3%) 4 (16.7%) 2 (14.3%) 4 (13.3%) Physician decision 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 1 (3.3%) Withdrawal by subject 1 (3.7%) 0 (0.0%) 1 (4.2%) 3 (21.4%) 1 (3.3%)

Phase 2 Treatment-Emergent and Application-Site Adverse Events Vehicle gel QD/BID (n = 27) SB206 4% gel BID (n = 12) SB206 4% gel QD (n = 23) SB206 8% gel QD (n = 14) SB206 12% gel QD (n = 30) General Disorders and Administration-Site Conditions 1 (4.2%) 6 (50.0%) 6 (26.1%) 1 (7.1%) 5 (16.7%) Burn 0 (0.0%) 1 (8.3%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Erosion 0 (0.0%) 1 (8.3%) 0 (0.0%) 0 (0.0%) 2 (6.7%) Erythema 0 (0.0%) 1 (8.3%) 0 (0.0%) 0 (0.0%) 2 (6.7%) Exfoliation 0 (0.0%) 0 (0.0%) 3 (13.0%) 0 (0.0%) 0 (0.0%) Pain 0 (0.0%) 3 (25.0%) 1 (4.3%) 0 (0.0%) 2 (6.7%) Pruritus 0 (0.0%) 1 (8.3%) 5 (21.7%) 0 (0.0%) 0 (0.0%) Rash 0 (0.0%) 1 (8.3%) 1 (4.3%) 0 (0.0%) 0 (0.0%) Reaction 1 (4.2%) 2 (16.7%) 1 (4.3%) 0 (0.0%) 0 (0.0%) Ulcer 0 (0.0%) 1 (8.3%) 0 (0.0%) 1 (7.1%) 0 (0.0%) Pain 0 (0.0%) 0 (0.0%) 1 (4.3%) 0 (0.0%) 0 (0.0%) Pyrexia 0 (0.0%) 0 (0.0%) 1 (4.3%) 0 (0.0%) 0 (0.0%) Cohort 1 discontinued according to pre-specified stopping criteria

Phase 2 Primary Endpoint Complete Clearance of Baseline Warts (ITT & PP analyses) p=0.0099 p=0.0200 Solid (ITT) Lined (PP)

SB206 Research Collaborations

THE UNIVERSITY OF ALABAMA AT BIRMINGHAM

- Drs. Thomas Broker and Louise Chow, Department of Biochemistry & Molecular Genetics at UAB
- Research Interest: Human papillomavirus DNA replication and pathogenesis
- The Broker-Chow research program has been focused on HPV for over 30 years
- Developed the only *in vitro* model that mimics the entire HPV lifecycle in human cells

PENNSTATE HERSHEY
Milton S. Hershey Medical Center

- Dr. Neil Christensen, Professor of Pathology, and Microbiology and Immunology; Medical Director, Jake Gittlen Cancer Research Foundation
- Research Interest: Immunity and pathogenesis of papillomavirus infections
- Involved in the early testing of Gardasil prior to FDA approval

Data presented at the Annual Meeting of the Society for Investigative Dermatology in May 2016 (presentation and poster) and Interscience Conference on Antimicrobial Agents and Chemotherapy (ICAAC) in Sept 2014 (poster).

In vitro and in vivo data generated with collaborators who are at the cutting edge of HPV disease pathology research.

29

SB208 Product Candidate for the Treatment of Onychomycosis

SB208: Potential Fungicidal Treatment for Skin and Nail Infections All formulation candidates at a fixed dose of 16% NVN1000 Antifungal Efficacy in T. rubrum Infected Human Nails1 SB208 is under development as a topical anti-fungal gel with broad spectrum activity against fungi and yeast Phase 2 clinical development program initiated in July 2016 for the topical treatment of fungal infections of the skin and nails Formulation Screening Dose Response Over Time 1ChubTur®, MedPharma, Ltd. (Novan-C)

Forecasted SB208 Development Program

Phase 2
Tinea pedis

- SB208 16% QD
- SB208 4% QD
- SB208 2% QD
- Vehicle

Targeted Enrollment (N = 170)

Phase 2
Onychomycosis

- SB208 Dose X
- SB208 Dose Y
- Vehicle

Targeted Enrollment (N = 150)

Phase 3
Onychomycosis

- SB208 Dose X
- Vehicle

Targeted Enrollment (TBD)

6 Week Endpoints

- **Safety and tolerability**
- **Clinical cure** defined as absence of erythema, scaling and pruritus
- **Mycological cure** defined as negative KOH and negative culture

52 Week Endpoints

- **Safety and tolerability**
- **Complete cure** defined as 0% clinical involvement of the target toenail plus negative KOH and negative culture.
- **Complete or almost complete cure** defined as ≤5% affected target toenail area involved and negative KOH and culture.
- **Mycological cure** defined as negative KOH and negative culture

32

SB414 Product Candidate for the Treatment of Inflammatory Skin Diseases

The NLRP3 Inflammasome & Inflammatory Skin Disease


Keratinocyte
TLR
ASC
Caspase-1
NLRP3
Inflammasome
NO
NLRP3
NO
NF-κB
IL-17R
IL-17A
Active
Caspase-1
ProIL-1ß
IL-1ß
Additional
Pro-inflammatory Cytokines
NO
IL-1ß
Inflammatory Loop
T-cell
IL-1R
Th0
Naïve T cell
proliferation
& survival
+NO
NO-Treg
cell
Specific NO-Treg cells
(Foxp3 negative)
Th17
IL-17F
IL-17A
TNF-α

Mishra B et al. Nitric oxide controls the immunopathology of tuberculosis by inhibiting NLRP3 inflammasome–dependent processing of IL-1β. *Nature Immunology*. 2013;14:52-60.
Niedbala W et al. Regulation of Type 17 Helper T-Cell Function by Nitric Oxide During Inflammation *Proc Natl Acad Sci USA*. 2011;108(22):9220-9225.
Niedbala W et al. Nitric Oxide-Induced Regulatory T Cells Inhibit Th17 but Not Th1 Cell Differentiation and Function. *J Immunol*. 2013;191(1):164-170.

34

Evidence of IL-17 Pathway Activation in Inflammatory Skin Disorders

	Skin			Circulation		Developmental Validation		
	Th17 cells	Tc17 cells	Neutrophils	IL-17+ cells	IL-17 in serum/ plasma	Th17/IL-17 levels related to disease activity/severity	Efficacy of IL-17 inhibition in murine models	Efficacy of IL-17 inhibition demonstrated in human trials
Psoriasis	Y	Y	Y	Y	Y	Y	Y	Y
Acne	Y		Y			Y		
Vitiligo	Y	Y		Y	Y	Y		
Rosacea	Y		Y		Y			
Atopic Dermatitis	L			C	Y	C	Y	
Alopecia Areata	Y			Y	Y	Y	C	
Hidradenitis suppurativa	Y	Y						
Neutophilic disorders			Y					
Lupus	Y			Y	L	Y	C	

Th, T helper cell; **Tc**, IL-17-producing CD8+ T cell; **Y**, yes; **L**, likely, but some conflicting results; **C**, conflicting results.

35 Adapted from Speeckaert et al., *Br. J Dermatol.* 2016. 175(5): 892-901.

novan

Potential Non-Steroidal Topical Treatment for Inflammatory Skin Disease Our intent is to develop SB414 for patients with psoriasis and atopic dermatitis who are not eligible for systemic therapy and who have limited non-steroidal, topical treatment choices. Key Findings Dose-dependent decreases in inflammation in oxazalone-induced mouse models of contact dermatitis Decreased IL-1β, IL-6 and IL-23 following topical administration of nitric oxide in a psoriasis mouse model Significantly reduced composite psoriasis scores, which consist of erythema and plaque scores, and pro-inflammatory cytokines, including IL-17, in a psoriasis mouse model. SB414 is a topical cream-based product candidate for the treatment of inflammatory skin diseases Currently in preclinical development — clinical development expected 2Q2017

Upcoming Milestones SB204 (Acne vulgaris) SB206 (Anti-viral) SB208 (Anti-fungal) Targeted NDA Submission Report TLRs from long-term safety study Report TLRs from Phase 3 pivotal trials TLRs = Top line results Report TLRs from Phase 2 POC T. pedis trial Conduct EOP2 meeting with FDA Complete dermal safety studies 1H 2017 1H 2017 2H 2017 1H 2018 2H 2017 SB414 (Anti-inflammatory) Report TLRs from Phase 2 POC Psoriasis trial 2H 2018 Initiate Phase 2 POC Psoriasis trial Initiate late-stage anti-viral program File IND for SB414 Initiate late-stage anti-fungal program Additional supporting clinical studies Conduct Pre-NDA meeting with FDA